PROMISSORY NOTE MODIFICATION AGREEMENT
                                  FOR EXTENSION

     THIS INSTRUMENT is entered as of the ___ day of __________, 2005, by and between XRG, Inc., a Delaware corporation ("Borrower") and KENNETH A.STEELE, JR. or registered assigns ("Lender").

                                   WITNESSETH:

         WHEREAS, the Lender is the holder of a certain 18% Note on Borrower, originally dated January 5, 2005 in the face amount of $500,000.00 ("Note"); and

         WHEREAS, said Note provides that the entire outstanding principal balance of the indebtedness evidenced thereby shall be due and payable on or before February 5, 2005; and

         WHEREAS, Borrower has requested that the time of payment for the principal indebtedness and unpaid accrued interest be extended until March 31, 2005; and

         WHEREAS, Lender has agreed to extend the time of payment of the principal indebtedness upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of ten dollars ($10.00) paid by Borrower and other good and valuable consideration, receipt of which is acknowledged by Lender, the parties agree as follows:

         1. Recitals. The above recitals are true and correct and are incorporated herein by reference.

         2. Extension of Time of Payment. The time of payment of the principal indebtedness evidenced by the Note, together with any unpaid accrued interest is hereby extended until March 31, 2005, at which time all unpaid principal, together with any unpaid interest accrued thereon, if any, shall be due and payable in full. The parties acknowledge that the current outstanding principal balance of the Note is $500,000.

         3. Interest. Interest on the original Note shall be paid at the rate of eighteen percent (18%) per annum, subject to the default rate interest provision as set forth in the Note, which remains in full force and effect.

         4. Miscellaneous.

                  (a) Except as specifically modified hereby, all terms of the Note, as modified, are ratified and confirmed.

                  (b) Borrower acknowledges that said Note, as modified, is in full force and effect and is binding upon Borrower, its successors and assigns without any right or claim of offset or other sum due. Lender expressly reserves all rights against Borrower.

         IN WITNESS WHEREOF, the undersigned have signed this Agreement as of the date and year first written above.

                         XRG, INC.

                         By:
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                         Print Name:
                                    ------------------------------------------
                         Title:
                               -----------------------------------------------


                         KENNETH A. STEELE, JR.

                         By:
                            --------------------------------------------------

                         Print Name:
                                    ------------------------------------------

                         Title:
                               -----------------------------------------------

MTC/cam/339337v1
2/23/2005 9:51 AM